SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	June 6, 2019

NANOVIRICIDES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-36081	76-0674577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Controls Drive, Shelton, Connecticut	06484
(Address of Principal Executive Offices)	(Zip Code)

(203) 937-6137

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock	NNVC	NYSE-American

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Mark Day

Effective June 6, 2019, the Board of Directors of NanoViricides, Inc. (the “Company”) appointed Mark Day, Ph.D., as a new member of the Board. Dr. Day is an Independent Member of the Board of Directors, and will serve as a member of the Company’s Audit, Compensation and Nominating Committees.

Mark Day, PhD., 46, has almost twenty (20) years’ experience in R&D and business development in the biotech industry. From April 2017 to March 2019, Dr. Day served as the President, Chief Executive Officer and a Director of Bioasis Technologies, Inc. (OTCMKTS: BIOAF) where Dr. Day was responsible for leading business development, internal and external R&D, translational medicine and academic sciences. Prior thereto from August 2015 to April 2017, Dr. Day served as the Executive Director, Head of External Research and Scouting and as a Senior Director from June 2014 to July 2015, both at Alexion Pharmaceuticals (NASDAQ: ALXN). From April 2012 to May 2014, Dr. Day was the Global Lead, Business Development, at Bristol Meyers-Squibb (NYSE: BMY). The Company believes Dr. Day’s long history as a pharmaceutical and biotech executive in publicly traded companies, with expertise in research and business development, render him highly qualified to serve as a member of the Board of Directors.

The Board has determined that Dr. Day is an independent director within the meaning of NYSE American Rule 803A. Dr. Day does not have a family relationship with any of the executive officers or directors of the Company. There are no arrangements or understandings between Dr. Day and any other persons pursuant to which he was selected as a director, and there are no transactions in which he has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Director Retainer Agreement

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

NANOVIRICIDES, INC.

Date: June 6, 2019	By:	/s/ Anil Diwan
Name: Anil Diwan Title: Chairman, President